Exhibit 10.9.1

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

KC PARENT, LLC

November 5, 2021

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) of KC Parent, LLC, a Delaware limited liability company (the “Company”), is effective as of November 5, 2021 (the “Effective Date”), and has been approved by (i) the Company and (ii) Partners Group Client Access 13 L.P. Inc., Partners Group Client Access 13A L.P. Inc., Partners Group Barrier Reef L.P., Partners Group Hercules, L.P. Inc., Partners Group Hearst Opportunities Fund L.P., Partners Group Daintree Co-Invest, L.P., Partners Group Access 768 L.P. and Partners Group Direct Investments 2012 (EUR), L.P. Inc. (collectively, the “Partners Group Members”).

RECITALS

WHEREAS, the Company and the Members (as defined below), including the Partners Group Members, have entered into that certain Third Amended and Restated Limited Liability Company Agreement of the Company, dated July 6, 2020 (the “LLC Agreement”), which governs the management and conduct of the business and affairs of the Company and the relationships between the Members and the Company;

WHEREAS, the LLC Agreement may be amended with the approval of the Company and the prior written consent of a majority in interest of the Partners Group Members in accordance with Article 11 and Section 6.5 of the LLC Agreement; and

WHEREAS, each of the Company and the Partners Group Members hereby consents in writing to amend the LLC Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants rights and obligations set forth in this Amendment and the LLC Agreement, the benefits to be derived therefrom, and other good and valuable consideration, the receipt and the sufficiency of which each party hereto acknowledges, each party hereto, by execution of this Amendment, hereby agrees as follows:

1.01 Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the LLC Agreement.

1.02 Amendments to the LLC Agreement.

(a) Effective as of the Effective Date, Section 3.1(c)(iv)(D) of the LLC Agreement is hereby deleted in its entirety and replaced with the following:

“(D) “Class B Proceeds” means the sum of (I) the aggregate amount of cash which the Partners Group Members receive in respect of their Units as a result of a Transfer thereof or a distribution with respect thereto (other than (1) as management fees from the Company or any of its Subsidiaries, (2) any reimbursements of transaction or other expenses incurred by and payable directly by Partners Group Members, (3) the transaction fee payable upon the consummation of the transactions contemplated by the Purchase Agreement, (4) any Tax Distributions or (5) any securities distributed to the Members in connection with a Public Offering of the Company or any of its Subsidiaries or otherwise), and (II) in the event that the Company distributes the stock of a Corporate Vehicle to the Members in connection with a Conversion contemplated by Section 10.4 in accordance with Section 5.2 (any such distribution, a “Conversion Distribution”), an amount equal to the aggregate Fair Market Value of the shares of the stock of such Corporate Vehicle distributed to the Partners Group Members in respect of their Units in such Conversion Distribution, determined based on the per share offering price of the stock of such Corporate Vehicle in the applicable Public Offering, net of underwriting discounts and commissions. For the avoidance of doubt, (i) in the event the Partners Group Members receive consideration other than cash in any distribution, other than a Conversion Distribution, such amount shall not be included in determining whether the Class B-2 Performance Hurdle or Class B-3 Performance Hurdle has been met until such consideration (or any successor consideration that is not cash or cash equivalents) has been converted to cash and received by the Partners Group Members free and clear of any restriction, such additional proceeds shall then be included in determining whether the Class B-2 Performance Hurdle or the Class B-3 Performance Hurdle has been met, whereupon the vesting of the Class B-2 and Class B-3 Units hereunder, whether or not then outstanding, shall be redetermined and upon such redetermination such Class B Proceeds and any other distributions that would have been made to the holders or former holders of such Class B-2 and Class B-3 Units shall be distributed or paid to the Persons entitled thereto in accordance with Section 5.2 by the Company or the Partners Group Members, as the case may be, to the holders or former holders of such Class B-2 and Class B-3 Units as if such Units had been vested upon the closing of such distribution had such additional Class B Proceeds then been paid to such holders, and (ii) in the event that a Class B Distribution Event involves an escrow, indemnification obligations, deferred payments or contingent payments, and upon resolution thereof additional Class B Proceeds are payable to the Partners Group Members, such proceeds shall then be included in determining whether the Class B-2 Performance Hurdle or the Class B-3 Performance Hurdle has been met, whereupon the vesting of the Class B-2 and Class B-3 Units hereunder, whether or not then outstanding, shall be redetermined and upon such redetermination such Class B Proceeds and any other distributions that would have been made to the holders or former holders of such Class B-2 and Class B-3 Units shall be distributed in accordance with Section 5.2 by the Company or the Partners Group Members, as the case may be, to the holders or former holders of such Class B-2 and Class B-3 Units as if such Units had been vested upon the closing of such Class B Distribution Event had such additional proceeds then been paid to such holders.”

(b) Effective as of the Effective Date, the following is hereby added to Section 5.2(a) of the LLC Agreement as a new sentence at the end of Section 5.2(a) of the LLC Agreement:

“Notwithstanding anything in this Section 5.2 to the contrary, in the event that the Company distributes the stock of a Corporate Vehicle to the Members in connection with a Conversion contemplated by Section 10.4 in accordance with this Section 5.2, the Board may determine to (A) distribute shares of such stock that are “substituted basis property” with respect to the “section 704(c) property” originally contributed to the Company by a Member, each within the meaning of Treasury Regulation Section 1.704-3(a)(8), first only to such Member before distributing such shares to any other Members and (B) distribute the remaining shares of such stock (i.e., that are not “substituted basis property” with respect to “section 704(c) property” that was originally contributed to the Company) in accordance with this Section 5.2(a) first only to Members other than such Member before distributing any remaining shares to such Member; provided that, for the avoidance of doubt, any such determination by the Board shall not affect the total number of shares of such stock that any Member is entitled to receive in such distribution in accordance with the order of priority set forth in this Section 5.2(a).”

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1.03 Continued Effect. Except to the extent expressly amended hereby, all terms, conditions, covenants, representations and warranties of the LLC Agreement shall continue in full force and effect and the LLC Agreement shall remain enforceable and binding in accordance with its terms. This Amendment shall become a part of the LLC Agreement as if set forth in full therein and references to the Agreement shall be to the Agreement as amended by this Amendment.

1.04 Authorization of Substitute Pages. The Company, by approval of this Amendment, authorizes the law firm of Latham & Watkins LLP to insert substitute pages into the LLC Agreement which reflect the Amendments set forth herein.

1.05 Miscellaneous.

(a) Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to the principles of conflicts or choice of laws thereof that would give rise to the application of the domestic substantive law of any other jurisdiction.

(b) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT.

(c) Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Company and the Members and their respective successors and permitted assigns.

(d) Counterpart Execution; Fax Signatures. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one agreement binding on the parties hereto. Transmission of an executed counterpart by fax or PDF file of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart, and such signatures shall be deemed original signatures for purposes of the enforcement and construction of this Amendment.

(e) Incorporation by Reference. Sections 1.2 (Rules of Interpretation), 13.4 (Equitable Remedies), 13.7 (Severability), 13.8 (Headings) and 13.15 (Consent to the Exclusive Jurisdiction of the Courts of Delaware) of the LLC Agreement are hereby incorporated by reference as if set forth herein, mutatis mutandis.

[Signature pages follow.]

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IN WITNESS THEREOF, the undersigned have executed this Amendment on the date first set forth above, and this Amendment, having been duly adopted in accordance with the terms of the LLC Agreement, shall be effective as of the Effective Date.

COMPANY

KC PARENT, LLC

By:	/s/ Joel Schwartz
Name:	Joel Schwartz
Title:	Partner, Partners Group

By:	/s/ Paul D. Thompson
Name:	Paul D. Thompson
Title:	President

[Signature Page to First Amendment to LLC Agreement]

PARTNERS GROUP MEMBERS

By:	PARTNERS GROUP CLIENT ACCESS 13
L.P. INC.
its general partner

By:		Partners Group Client Access Management I
Limited
its general partner

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

By:	PARTNERS GROUP BARRIER REEF L.P.
its general partner

By:	Partners Group Management XIII Limited
its general partner

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

[Signature Page to First Amendment to LLC Agreement]

By:	PARTNERS GROUP HERCULES, L.P.
INC.
its general partner

By:	Partners Group Management X Limited
its general partner

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

By:	PARTNERS GROUP HEARST
OPPORTUNITIES FUND L.P.
its general partner

By:	Partners Group Cayman Management II
Limited
its general partner

By:	Partners Group (Guernsey) Limited,
under power of attorney

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

[Signature Page to First Amendment to LLC Agreement]

By:	PARTNERS GROUP DAINTREE
CO-INVEST, L.P.
its general partner

By:	Partners Group Cayman Management XIII
Limited
its general partner

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

By:	PARTNERS GROUP ACCESS 768 L.P.
its general partner

By:	Partners Group Management (Scots) LLP
its general partner

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

[Signature Page to First Amendment to LLC Agreement]

By:	PARTNERS GROUP DIRECT
INVESTMENTS 2012 (EUR), L.P. INC.
its general partner

By:	Partners Group Management VIII Limited
its general partner

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

By:	PARTNERS GROUP CLIENT
ACCESS 13A, L.P. INC.
its general partner

By:	Partners Group Client Access Management I
Limited
its general partner

	By:	/s/ Suzanne Staples
Name: Suzanne Staples
Title: Authorized Signatory

	By:	/s/ Janel Gruber-Stevens
Name: Janel Gruber-Stevens
Title: Authorized Signatory

[Signature Page to First Amendment to LLC Agreement]